File No. 333-47857

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 2

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

          FURST TRUST UNIT INVESTMENT TRUST, SERIES 17
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  June 30, 2000
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                Corporate High Yield Series 3 - 336,705 Units


PROSPECTUS - Part One
Dated June 28, 2000

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two of this Prospectus.

THE TRUST

First Trust Unit Investment Trust, Series 17 (the "Fund") consists of the underlying unit investment trust set forth above (the "Trust"). The Trust consists of a fixed portfolio of interest-bearing corporate debt obligations of domestic companies (the "Corporate Bonds" or "Bonds"). At February 29, 2000, each Unit represented a 1/336,705 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two of this Prospectus).

The investment objective of the Trust is to provide a high level of current income through investment in a fixed portfolio consisting of domestic high-yield, high-risk corporate debt obligations issued after July 18, 1984. The objective of the Trust is dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. All of the aggregate principal amount of Bonds in the Trust are lower rated bonds, commonly known as "junk bonds", that entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider these risks before investing. See "The Fund Investment Objectives and Portfolio Selection" and "Risk Factors" in Part Two of this Prospectus.

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Distributor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Distributor. No proceeds from the sale of Units will be received by the Trust.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units is equal to the net assets of the Trust divided by the number of Units outstanding, plus a sales charge of 4.50% of the Public Offering Price (4.712% of the amount invested). At February 29, 2000 the Public Offering Price per Unit was $6.27 (see "Public Offering" in Part Two of this Prospectus).

       Please retain all parts of this Prospectus for future reference.

______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
                            NIKE SECURITIES, L.P.
                                   SPONSOR

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN

Estimated Current Return to Unit holders as of February 29, 2000 was 10.74% and Estimated Long-Term Return to Unit holders as of February 29, 2000 was 12.00%. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated by using a formula which (1) takes into consideration and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expense and sales charge associated with each Unit of the Trust. Since the market values and the estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Current Return and Estimated Long-Term Return indicated above will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and
Public Offering Price. The above figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. See "Estimated Current Return and Estimated Long-Term Return" in Part Two of this Prospectus.

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                        Corporate High Yield Series 3
           Summary of Essential Information As of February 29, 2000
                       Sponsor:  Nike Securities, L.P.
                     Evaluator:  Muller Data Corporation
                      Trustee:  The Chase Manhattan Bank

Principal Amount (Par Value) of Bonds (1)                          $2,555,000
Number of Units                                                       336,705
Fractional Undivided Interest in the Trust per Unit                 1/336,705
Principal Amount (Par Value) of Bonds per Unit                         $7.588
Public Offering Price:
  Net Assets                                                       $2,015,199
  Net Asset Value per Unit                                              $5.99
  Sales Charge 4.50% (4.712% of the Net Asset Value)
    per Unit (2)                                                         $.28
  Public Offering Price per Unit (2)(3)                                 $6.27
Redemption Price per Unit (3)(4)                                        $5.99
Excess of Public Offering Price per Unit Over Redemption
  Price per Unit                                                         $.28

Minimum Value of the Trust under which Trust Agreement
  may be terminated                                                 $1,570,000

Minimum Principal Distribution                                  $0.01 per Unit
Date of Deposit                                                 March 19, 1998
Mandatory Termination Date                                   December 31, 2009

Calculation of Estimated Net Annual Unit Income:
  Estimated Annual Interest Income per Unit                            $.69447
  Less: Estimated Annual Expense per Unit                              $.02127
                                                                     _________
  Estimated Net Annual Interest Income per Unit                        $.67320
Estimated Normal Monthly Distribution per Unit (5)                     $.05610
Estimated Daily Rate of Net Interest Accrual per Unit                  $.00187
Estimated Current Return Based on Public Offering Price
  (2)(5)(6)                                                             10.74%
Estimated Long-Term Return (2)(5)(6)                                    12.00%
Trustee's Initial Annual Fee per $1,000 principal
  amount of Bonds                                                        $1.26
Evaluator's Fee per Evaluation                                           $8.00
Sponsor's Annual Fee per Unit                                          $.00300

Record Dates:  First day of each month
Distribution Dates:  Fifteenth day of each month


Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading of the New York Stock Exchange (normally 4:00 P.M. Eastern Standard Time) on days of trading next following receipt of an order for a sale or purchase of Units or receipt by the Trustee of Units tendered for redemption.

(1) Because certain of the Securities in the Trust may from time to time under certain circumstances be sold or redeemed or will be called or matured in accordance with their terms, there is no guarantee that the value of each Unit at the respective Trust's termination will be equal to the Principal Amount (Par Value) of Securities per Unit stated above.

(2) The sales charge is decreased and the Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge. See "Public Offering-General" in Part Two of this Prospectus.

(3) Anyone ordering Units for settlement after the First Settlement Date will pay accrued interest from such date to the date of settlement (normally three business days after order) less distributions from the Interest Account subsequent to the First Settlement Date. After the initial offering period, the Sponsor's Repurchase Price per Unit will be determined as described under the caption "Public Offering-Public Market" in Part Two of this Prospectus.

(4) See "Rights of Unitholders-Redemption of Units" in Part Two of this Prospectus.

(5) These figures are based on estimated per Unit cash flows. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Bonds. The estimated cash flows for each Trust are available upon request at no charge from the Sponsor.

(6) The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expense of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with the changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weighting of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in a Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only Net Annual Interest Income and Public Offering Price.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

              Report of Ernst & Young LLP, Independent Auditors


To the Unitholders of The First Trust
of Unit Investment Trust, Series 17

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of First Trust Unit Investment Trust, Series 17 (the "Fund") (comprised of Corporate High Yield Series 3) as of February 29, 2000, and the related statements of operations and changes in net assets for the year then ended and for the period March 19, 1998 (Inital Date of Deposit) to February 28, 1999. These financial statements are the responsibility of the Fund's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2000, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corporate High Yield Series 3 of First Trust Unit Investment Trust, Series 17 at February 29, 2000, and the results of its operations and changes in its net assets for the year then ended and for the period March 19, 1998 (Initial Date of Deposit) to February 28, 1999, in conformity with accounting principles generally accepted in the United States.



                                                         ERNST & YOUNG LLP

Chicago, Illinois
June 9, 2000

                        CORPORATE HIGH YIELD SERIES 3
                           Schedule of Investments
                              February 29, 2000



              Aggregate
              Principal                                               Coupon Rate      Redemption         Market
Ratings (1)     Amount               Security Description             and Maturity    Features (2)        Value
(Unaudited)

B1/B           $220,000    BE Aerospace, Senior Subordinated Notes    8.00% @ 2008    2003 @ 104         $186,175
B3/B            300,000    DiGiorgio Corportion, Senior Notes        10.00% @ 2007    2002 @ 105          273,000
B3/B-           130,000    Duane Reade, Inc. Senior Subordinated
                            Notes                                     9.25% @ 2008    2003 @ 104.625      122,850
B2/B            300,000    DynCorp, Senior Subordinated Notes         9.50% @ 2007    2003 @ 104.75       255,000
B3/B-           300,000    Fisher Scientific International, Inc.,
                            Senior Subordinated Notes                 9.00% @ 2008    2003 @ 104.5        276,000
B3/B            110,000    Galey & Lord, Inc., Senior Subordinated
                            Notes                                    9.125% @ 2008    2003 @ 104.563       34,100
NR/NR            50,000    Huntsman Packaging Corporation, Senior
                            Subordinated Notes                       9.125% @ 2007    2002 @ 104.56        48,000
B1/B+           300,000    Geologistics Corporation Senior Notes      9.75% @ 2007    2002 @ 104.875       90,000
NR/NR           300,000    Nebraska Book Company, Inc., Senior
                            Subordinated Notes                        8.75% @ 2008    2003 @ 104.375      246,000
B3/B            300,000    Oshkosh Truck Corporation, Senior
                            Subordinated Notes                        8.75% @ 2008    2003 @ 104.375      283,875
B1/B            245,000    Frontier Oil Corporation, Senior Notes    9.125% @ 2006    2002 @ 104.563      204,574
             __________                                                                                __________
             $2,555,000                                                                                $2,019,574
             ==========                                                                                ==========

See Notes to Schedule of Investments and Financial Statements.

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                       Notes to Schedule of Investments
                              February 29, 2000


(1) All ratings (unaudited) are Standard & Poor's Corporation and/ or Moody's Investors Service ("NR" indicates not rated).

(2) Unless otherwise indicated, there is shown under this heading the year in which each issue of bonds is iniially redeemable and the redemption price for that year; each such issue continues to be redeemable at declining prices thereafter, but not below par. In addition, certain bonds in the portfolio may be reedeemed in whole or in part other than by operation of the stated redemption provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds A callable bond is one in which is subject to redemption prior to maturity at the option of the issuer.

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                        Corporate High Yield Series 3
                     Statement of Assets and Liabilities
                              February 29, 2000


Assets:
 Investments in securities, at market (cost $2,585,220)          $2,019,574
 Interest receivable                                                 65,423
                                                                 __________
                                                                          _
            Total assets                                          2,084,997
                                                                 __________

Liabilities:
 Accrued expenses                                                       668
 Distributions payable                                               19,049
 Cash overdraft                                                      50,081
                                                                 __________

            Total liabilities                                        69,798
                                                                 __________

Net assets                                                       $2,015,199
                                                                 ==========

Net assets (336,705 units of fractional undivided
    interest outstanding):
  Cost to investors                                               2,585,220
  Less offering expenses                                            (16,590)
  Net unrealized deppreciation of investments (Note 2)             (565,646)
  Distributable funds                                                12,215
                                                                 __________
                                                                          _
Net assets                                                       $2,015,199
                                                                 ==========

Net asset value per unit                                              $5.99
                                                                 ==========


See accompanying Notes to Financial Statements.

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                        Corporate High Yield Series 3
                           Statements of Operations


                                                                  Period from
                                                                   March 19,
                                                     Year ended    1998* to
                                                    February 29, February 28,
                                                        2000         1999

Investment income, interest                        $286,603      $330,841

Expenses:
 Trustee fees and expenses                            4,196         2,832
 Evaluator fees                                       2,040         1,804
 Sponsor fees                                         1,233         1,175
 Audit fees                                           1,000         1,000
                                                    _________     ________
Total expenses                                        8,469         6,811
                                                    _________     ________
Investment income, net                              278,134       324,030
                                                    _________     ________
Net gain (loss) on investments:
 Net realized gain (loss)                          (347,996)       (2,000)
 Net change in unrealized appreciation/
   depreciation                                    (312,253)     (253,393)
                                                    _________     ________

 Net gain (loss) on investments                    (660,249)     (255,393)
                                                    _________     ________

Net increase (decrease) in net assets resulting
 from operations                                   $(382,115)     $68,637
                                                    =========     ========

*Commencement of operations

See accompanying Notes to Financial Statements.

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                        Corporate High Yield Series 3
                     Statements of Changes in Net Assets

                                                                 Period from
                                                                  March 19,
                                                   Year ended     1998* to
                                                  February 29,  February 28,
                                                      2000          1999
Operations:
 Net investment income                               $278,134       $324,030
 Net realized gain (loss)                           (347,996)        (2,000)
 Net change in unrealized appreciation/
   depreciation                                     (312,253)      (253,393)
                                                   __________     __________
            Net increase (decrease) in net assets
              resulting from operations             (382,115)         68,637

Distributions to unitholders from (Note 4):
  Investment income, net                            (276,108)      (321,756)
  Principal from investment transactions            (433,089)              -
                                                   __________     __________
            Total distributions                     (709,197)      (321,756)

Unit redemptions (74,398 and 1,148 units in
   2000 and 1999, respectively):
 Principal portion                                  (579,145)       (10,313)
 Net interest accrued                                 (2,217)           (29)
                                                   __________     __________
                                                    (581,362)       (10,342)

Less: Offering expenses (Note 1):                           -       (16,590)
                                                   __________     __________
Total increase (decrease) in net assets           (1,672,674)      (280,051)

Net assets:
  Beginning of period                               3,687,873      3,967,924
                                                   __________     __________
  End of period                                    $2,015,199     $3,687,873
                                                   ==========     ==========


* Commencement of operations

See accompanying Notes to Financial Statements.

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                        Notes to Financial Statements
                              February 29, 2000


First Trust Unit Investment Trust, Series 17 (the "Fund") (formerly Delaware Investment Unit Investment Trust, Series 17) consists of Corporate High Yield Series 3 ("Corporate High Yield"). The Fund was organized on March 19, 1998 and is registered under the Investment Company Act of 1940.

1.                     Significant Accounting Policies

Security Valuation

The market value of securities is determined by the Evaluator (a) on the basis of current bid prices for the bonds; (b) if bid prices are not available, on the basis of current bid prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluating, quoting, or appraising comparable bonds; or (d) by any combination of the above.

Federal Income Taxes

No provisions for income taxes has been made because the Trust is not an association taxable as a corporation for federal income tax purposes. Each unitholder will be treated as the owner of a pro rata portion of the Trust and will be taxed on his or her pro rata share of net investment income and securities gains or losses, if any.

Other

The financial statements of the Fund are prepared on the accrual basis of accounting. Security transactions are accounted for on the date the securities are purchased or sold. For financial reporting purposes, cost of the bonds reflects no amortization or accretion of bond premium or discount.

Organization and Offering Costs

Organization and offering costs, including the cost of preparing the initial registration statement, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustees were charged against principal at the end of the Trust's initial offering period.

2.                               Investments

At February 29, 2000 the unrealized market appreciation (depreciation) was as follows:

Gross unrealized depreciation                    $(565,646)
Gross unrealized appreciation                            -
                                                 __________
Net unrealized depreciation                      $(565,046)
                                                  =========


                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17
                        Corporate High Yield Series 3
                  Notes to Financial Statements (continued)

3.                              Trust Expenses

The Trust pays trustee fees, evaluator fees, sponsor fees and various out-of-pocket expenses.

The Chase Manhattan Bank serves as Trustee and receives a monthly fee based on $1.26 per $1,000 principal amount of bonds outstanding as of the first day of such month plus out-of-pocket expenses.

Muller Data Corporation serves as Evaluator and receives an $8.00 fee per evaluation for the Trust.

The Sponsor receives a monthly fee (based on the number of units outstanding as of the first day of such month) not to exceed $.003 per Unit on an annual basis for the Trust.

Effective December 8, 1998, Nike Securities, L.P. ("Nike") succeeded Delaware Capital Management, Inc. as Sponsor of the Trust and First Trust Advisors, L.P. ("First Trust"), an affiliate of Nike, provides portfolio supervision services to the Trust. The sponsor fees were unchanged.

4.                              Selected Data

Selected data for a unit of the Trust outstanding throughout the period follows:

                                                           Period from
                                                            March 19,
                                               Year ended    1998* to
                                              February 29, February 28
                                                  2000         1999
Interest income                               $.75          $.80
Expenses                                      (.02)         (.02)
                                              ______        ______
Net investment income                         .73           .78
Income distributions                          (.74)         (.78)
Principal distributions                       (1.17)        -
                                              ______        ______
                                              (1.18)        -

Offering expenses                             -             (.04)
Net gain (loss) on investments                (1.80)        (.62)
                                              ______        ______
Increase in net asset value                   (2.98)        (.66)
Net asset value, beginning of period          8.97          9.63
                                              ______        ______
Net asset value, end of period                $5.99         $8.97
                                              ======        ======


* Commencement of operations

                 FIRST TRUST UNIT INVESTMENT TRUST, SERIES 17


                                   Part One
              Must Be Accompanied By Part Two of this Prospectus


                                 ___________
                                  PROSPECTUS
                                 ___________



                  Sponsor:          Nike Securities, L.P.
                                    1001 Warrenville Road
                                    Lisle, IL 60532

                  Trustee:          The Chase Manhattan Bank
                                    4 New York Plaza
                                    New York, New York  10004-2413

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

The Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                   FIRST TRUST UNIT INVESTMENT TRUSTS
                       CORPORATE HIGH YIELD SERIES

PROSPECTUS                                  Part Two of this Prospectus
Part Two                                         May Not Be Distributed
June 30, 2000                                          without Part One

The Fund. First Trust Unit Investment Trusts, Corporate High Yield Series (the "Fund") consists of the underlying separate unit investment trusts set forth in Part One of this Prospectus. The various trusts are collectively referred to herein as the "Trusts." Each Trust consists of a portfolio of interest-bearing corporate debt obligations of domestic companies (the "Corporate Bonds," or "Bonds").

Investment Objective of the Fund. The investment objective of each Trust is to provide a high level of current income through investment in a fixed portfolio consisting of domestic high-yield, high-risk corporate debt obligations issued after July 18, 1984. All of the Bonds in the Trusts are lower rated bonds, commonly known as "junk bonds," that entail greater risks, including default risks, than those found in higher rated securities. Investors should carefully consider these risks before investing. See "The Fund-Investment Objectives and Portfolio Selection" and "Risk Factors." The objective of each Trust is dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. There is, of course, no guarantee that the objective of the Trusts will be achieved.

For foreign investors who are not United States citizens or residents, interest income from the Trusts may not be subject to federal withholding taxes if certain conditions are met. See "Tax Status."

UNITS OF THE TRUSTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED OR OTHERWISE
PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL.

Public Offering Price. The Public Offering Price of the Units of each Trust is equal to the aggregate bid price of the Bonds in each Trust's portfolio and cash, if any, in the Principal Account held or owned by such Trust divided by the number of Units outstanding, plus the applicable sales charge and accrued interest, if any. If the Bonds in a Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering."

Estimated Current Return And Estimated Long-Term Return. The Estimated Current Return and Estimated Long-Term Return to Unitholders are as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth under "Estimated Current Return and Estimated Long-Term Return."

Distributions. Unitholders will receive distributions on a monthly basis. See "Rights of Unitholders-Distributions of Interest and Principal." Record dates will be the first day of each month.
Distributions will be made on the fifteenth day of the month subsequent to the respective record dates.

Market For Units. Although not obligated to do so, the Sponsor, Nike Securities L.P. (the "Sponsor"), intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of a Trust. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units through redemption at prices based upon the bid prices of the underlying Bonds (see "Rights of Unitholders-Redemption of Units").

  BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Reinvestment Option. Unitholders have the opportunity to have their distributions reinvested into open-end management investment companies as described herein. See "Rights of Unitholders-Reinvestment Option."

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the loss of principal and/or interest due to changes in economic conditions, volatile interest rates, early call provisions, lack of liquidity and changing perceptions regarding junk bonds. In addition, as each Trust contains a limited number of Bonds, a default by one issuer will negatively impact the amount of interest received by that Trust. See "Risk Factors."

The investor is advised to read and retain both Part One and Part Two of this Prospectus for future reference.

The Fund

General. The Fund was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement"), dated each Trust's Initial Date of Deposit, as defined in "Summary of Essential Financial Information" in Part One of this Prospectus, among Nike Securities L.P. as Sponsor, Muller Data Corporation, as Evaluator, and The Chase Manhattan Bank, as Trustee.

The Fund consists of separate unit investment trusts, each having a portfolio of interest bearing corporate debt obligations of domestic companies.

Each Unit offered represents the fractional undivided interest in a Trust as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

Because certain of the Bonds in a Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

In the event a Bond is sold or redeemed from a Trust or matures in accordance with its terms, the estimated net annual interest income per Unit for such Trust would be reduced and the Estimated Current Return and the Estimated Long-Term Return thereon might be lowered. In addition, Unitholders should be aware that they may not be able at the time of receipt of such principal to reinvest such proceeds in other securities at a yield equal to or in excess of the yield which such proceeds were earning to Unitholders in such Trust.

Investment Objectives and Portfolio Selection. The objective of the Fund is to provide a high level of current income through an investment in a fixed portfolio consisting of high-yield, high-risk corporate debt obligations issued after July 18, 1984. The bonds included in the Trusts are commonly known as "junk bonds" and are subject to greater market fluctuations and potential risk of loss of income and principal than are investments in lower-yielding, higher-rated fixed-income securities. Historically, high-yield bonds have provided greater returns than conventional debt securities, but have also been subject to greater volatility. The Bonds included in each Trust should be viewed as speculative and an investor should review his or her ability to assume the risks associated with an investment in speculative corporate bonds. The payment of income is dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. There is, of course, no guarantee that a Trust's objective will be achieved.

The Sponsor of the Fund selected the Bonds for each Trust's portfolio after considering the Fund's investment objective as well as the credit quality of the individual Bonds selected for each Trust. The following facts, among others, were also considered: (a) the price of the Bonds relative to other issues of similar quality and maturity; (b) the present rating and credit quality of the issuers of the Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Bonds as to location of issuer; (d) the income to the Unitholders of the Trust; (e) whether the Bonds were issued after July 18, 1984; and (f) the stated maturity of the Bonds.

As of the Initial Date of Deposit, all of the Bonds in the Trusts were rated "B" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Fitch Investors Service, L.P. ("Fitch"). See "Description of Bond Ratings." Subsequent to each Trust's Initial Date of Deposit, a Bond may cease to be so rated or its rating may be reduced below the applicable Moody's, Standard & Poor's or Fitch ratings set forth above or both. Neither event requires elimination of such Bonds from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of such Bond. See "Trust Administration-Portfolio Administration."

Risk Factors

General. An investment in Units of the Trusts should be made with an understanding of the risks that an investment in "high-yield, high-risk," fixed rate, domestic corporate debt obligations or "junk bonds" may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate, debt obligations generally. Bonds such as those included in the Trusts are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher-rated securities, and their value may decline precipitously because of increases in interest rates, not only because the increases in rates generally decreases values, but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high-yield, high- risk securities resulting in a higher incidence of defaults among high-yield, high-risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high-yield, high-risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future.

"High-yield" or "junk" bonds, the generic names for corporate bonds rated below "BBB" by Standard & Poor's or Fitch, or below "Baa" by Moody's, are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed, or by highly leveraged companies purchased in leveraged buyout transactions. Obligations that are rated lower than BBB by Standard & Poor's or Fitch or Baa by Moody's should be considered speculative, as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of a Trust and consider their ability to assume the risks involved before making an investment in a Trust. See "Description of Bond Ratings" for a description of speculative ratings issued by Standard & Poor's, Moody's and Fitch. The market for high-yield bonds is very specialized and investors in it have been predominantly financial institutions. High-yield, high-risk bonds are generally not listed on a national securities exchange. Trading of high-yield, high-risk bonds, therefore, takes place primarily in over-the-counter markets which consist of groups of dealer firms that are typically major securities firms. Because the high- yield bond market is a dealer market, rather than an auction market, no single obtainable price for a given bond prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained or of the liquidity of the Bonds in any markets made. Not all dealers maintain markets in all high-yield, high-risk bonds. Therefore, since there are fewer traders in these bonds than there are in "investment grade" bonds, the bid-offer spread is usually greater for high-yield, high-risk bonds than it is for investment grade bonds. The price at which the Bonds may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Bonds are limited or absent. If the rate of redemptions is great, the value of a Trust may decline to a level that requires liquidation. See "Trust Administration-Amendment or Termination."

Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if a Bond is recharacterized as equity by the Internal Revenue Service for federal income tax purposes, the issuer's interest deduction with respect to the Bond will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in the Trusts, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high-yield, high-risk, fixed-income securities may fluctuate more than the market value of higher-rated securities since high-yield, high-risk, fixed-income securities tend to reflect short-term credit developments to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess fewer creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High-yield, high-risk bonds are also affected by variables such as interest rates, inflation rates and the real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

The value of the Units reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any Bond default in the payment of principal or interest, a Trust may incur additional expenses seeking payment on the defaulted Bond. Because amounts (if any) recovered by a Trust in payment under the defaulted Bond may not be reflected in the value of the Units until actually received by such Trust, and depending upon when a Unitholder purchases or sells his or her Units, it is possible that a Unitholder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

High-yield, high-risk bonds are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

Certain of the Bonds in the Trusts may have been acquired at a market discount from par value. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than Bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than Bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of interest income than a comparable bond newly issued at current market rates. See "Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in the Trusts may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Tax Status." The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity. The market value tends to increase in greater increments as the Bonds approach maturity.

Certain of the original issue discount bonds may be zero coupon bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero coupon bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (i) not paying interest on a semi-annual basis and (ii) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

Certain of the Bonds in the Trusts may have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trusts were higher than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued and otherwise comparable bonds decrease, the market premium of previously issued bonds will be increased, and if such interest rates for newly issued comparable bond increase, the market premium of previously issued bonds will be reduced, other things being equal. The current returns of bonds trading at a market premium are initially higher than the current returns of comparable bonds of a similar type issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side valuation which represents a premium over par or for original issue discount Bonds a premium over the accreted value. To the extent that the Bonds were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. Because premium bonds generally pay a higher rate of interest than Bonds priced at or below par, the effect of the redemption of premium bonds would be to reduce estimated net annual unit income by a greater percentage than the par amount of such bonds bears to the total par amount of Bonds in the Trusts. Although the actual impact of any such redemptions that may occur will depend upon the specific Bonds that are redeemed, it can be anticipated that the estimated net annual unit income will be significantly reduced after the dates on which such Bonds are eligible for redemption. A Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in the event that all the Bonds in the portfolio other than the zero coupon bonds are called or redeemed in order to pay expenses of the Trust or in case such Trust is terminated. See "Trust Administration -- Portfolio Administration" and "Trust Administration -- Amendment or Termination." See "The Trust-Schedule of Investments" in Part One of this Prospectus for the earliest scheduled call date and the initial redemption price for each Bond.

An investment in Units of the Trusts should be made with an understanding of the interest rate risk associated with such an investment. Generally, bond prices (and therefore Unit prices) will move inversely with interest rates, and bonds (Trusts) with longer maturities are likely to exhibit greater fluctuations in market value, all other things being equal, than bonds (Trusts) with shorter maturities.

To the best knowledge of the Sponsor, there is no material litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the date of this Prospectus, litigation may be initiated on a variety of grounds with respect to Bonds in the Trust. The outcome of litigation of such nature can never be entirely predicted. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

Redemption of Bonds. Certain of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Schedule of Investments" in Part One of this Prospectus.

Estimated Current Return and Estimated Long-Term Return

As of the date indicated in "Summary of Essential Financial Information" in Part One of this Prospectus, the Estimated Current Returns and the Estimated Long-Term Returns were those indicated therein. The Estimated Current Returns are calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds, while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in a Trust and (ii) takes into account a compounding factor and the expenses and sales charge associated with each Trust
Unit. Since the market values and estimated retirements of the Bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only net annual interest income and Public Offering Price.

Trust Operating Expenses

Compensation of Sponsor. Nike Securities L.P., which acts as Sponsor, reserves the right to charge fees for providing supervisory services in amounts which will not exceed the amounts as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. Any such charges would be payable in monthly installments and would be based on the number of Units outstanding on the first day of each month of each year. The Sponsor may also be reimbursed for bookkeeping and administrative services in amounts which will not exceed the amounts set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. In addition, legal and regulatory filing fees and expenses associated with annually updating the Trusts' registration statements are not chargeable to each Trust. Historically, the Sponsor paid these fees and expenses. With respect to fees payable to the Sponsor for providing portfolio supervision and bookkeeping and administrative services to the Trusts, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount paid to the Sponsor for providing such services rendered to all unit investment trusts sponsored by the Sponsor or its affiliates in any calendar year exceed the aggregate cost to the Sponsor and its affiliates of supplying such services in such year. The foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units.

Evaluator's Fee. For its services, the Evaluator will receive a fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Evaluator's fees are payable in monthly installments and would be based on the number of evaluations made. The Evaluator's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category.

Trustee's Fee. For its services, the Trustee will receive an annual fee as set forth under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trustee's fees are payable in monthly installments (based on the outstanding principal amount of Bonds in the Trust as of the first day of each month of each year) on or before the fifteenth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to the Trust to meet scheduled distributions) and may be further increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Fund is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit Holders-Reports Provided" and "Trust Administration."

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (i) fees of the Trustee for extraordinary services, (ii) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (iii) various governmental charges, (iv) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of Unitholders,
(v) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of a Trust without gross negligence, bad faith or willful misconduct on its part, (vi) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust and (vii) expenditures incurred in contacting Unitholders upon termination of a Trust.

The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio or portfolios of the applicable Trusts. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Fund, the Trustee has the power to sell Bonds to pay such amounts.

Tax Status

For purposes of the following discussion and opinion, it is assumed that the Bonds are included in gross income and are debt for Federal income tax purposes.

In the opinion of Chapman and Cutler, Counsel for the Sponsor, under existing law:

(1) Each Trust is not an association taxable as a corporation for Federal income tax purposes.

(2) Each Unitholder of a Trust is considered to be the owner of a pro rata portion of each of the Trust assets under subpart E, subchapter J of chapter 1 of the Internal Revenue Code of 1986 (hereinafter, the "Code"). Each Unitholder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by a Trust. Each Unitholder will also be required to include in taxable income for Federal income tax purposes, original issue discount with respect to his interest in any Bonds held by a Trust at the same time and in the same manner as though the Unitholder were the direct owner of such interest.

(3) Each Unitholder will have a taxable event when a Bond of a Trust is disposed of (whether by sale, liquidation, redemption, or payment at maturity or otherwise), or when the Unitholder redeems or sells his Units. The Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust. Such basis is determined (before the adjustments described below) by apportioning the tax basis for the Units among each of a Trust's assets according to value as of the valuation date nearest the date of acquisition of the Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received, if any, on Bonds delivered after the date the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date a Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the sellers) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, exchange, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various nonrecognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with his basis for his fractional interest in the asset disposed of. The basis of each Unit and of each Bond which was issued with original issue discount (or which has market discount) must be increased by the amount of accrued original issue discount (and market discount, if the Unitholder elects to include market discount in income as it accrues) and the basis of each Unit and of each Bond which was purchased by a Trust at a premium must be reduced by the annual amortization of bond premium which the Unitholder has properly elected to amortize under Section 171 of the Code. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the Bond's purchase price and its stated redemption price at maturity. A Unitholder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unitholders during such year. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. Unitholders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount.

Each Unitholder's pro rata share of each expense paid by the Trusts is deductible by the Unitholder to the same extent as though the expense had been paid directly by the Unitholder. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses may be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income (similar limitations also apply to estates and trusts). Unitholders may be required to treat some or all of the expenses paid by the Trust as miscellaneous itemized deductions subject to this limitation.

If a Unitholder's tax basis of his pro rata portion in any Bonds held by the Trusts exceeds the amount payable by the issuer of the Bonds with respect to such pro rata interest upon maturity of the Bond, such excess would be considered premium which may be amortized by the Unitholder at the Unit holder's election as provided in Section 171 of the Code. Unitholders should consult their tax advisers regarding whether such election should be made and the manner of amortizing premium.

Certain of the Bonds in the Trusts may have been acquired with "original issue discount." In the case of any Bonds in the Trusts acquired with "original issue discount" that exceeds a "de minimis" amount as specified in the Code, such discount is includable in taxable income of the Unitholders on an accrual basis computed daily, without regard to when payments of interest on such Bonds are received. The Code provides a complex set of rules regarding the accrual of original issue discount. These rules provide that original issue discount generally accrues on the basis of a constant compound interest rate over the term of the Bonds. Unitholders should consult their tax advisers as to the amount of original issue discount which accrues.

Special original issue discount rules apply if the purchase price of the Bond by a Trust exceeds its original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its "adjusted issue price"). Similarly, these special rules would apply to a Unit holder if the tax basis of his pro rata portion of a Bond issued with original issue discount exceeds his pro rata portion of its adjusted issue price. Unit holders should also consult their tax advisers regarding these special rules.

It is possible that a Bond that has been issued at an original issue discount may be characterized as a "high-yield discount obligation" within the meaning of Section 163(e)(5) of the Code. To the extent that such an obligation is issued at a yield in excess of six percentage points over the applicable Federal rate, a portion of the original issue discount on such obligation will be characterized as a distribution on stock (e.g., dividends) for purposes of the dividends-received deduction which is available to certain corporations with respect to certain dividends received by such corporation.

If a Unitholder's tax basis in his pro rata portion of Bonds is less than the allocable portion of such Bond's stated redemption price at maturity (or, if issued with original issue discount, the allocable portion of its "revised issue price"), such difference will constitute market discount unless the amount of market discount is "de minimis" as specified in the Code. Market discount accrues daily computed on a straight-line basis, unless the Unitholder elects to calculate accrued market discount under a constant yield method. Unitholders should consult their tax advisers regarding whether an election should be made and as to the amount of market discount which accrues.

Accrued market discount is generally includable in taxable income to the Unitholders as ordinary income for Federal tax purposes upon the receipt of serial principal payments on the Bonds, on the sale, maturity or disposition of such Bonds by a Trust, and on the sale by a Unitholder of Units, unless a Unitholder elects to include the accrued market discount in taxable income as such discount accrues. If a Unitholder does not elect to annually include accrued market discount in taxable income as it accrues, deductions for any interest expenses incurred by the Unitholder which is incurred to purchase or carry his Units will be reduced by such accrued market discount. In general, the portion of any interest expense which was not currently deductible would ultimately be deductible when the accrued market discount is included in income. Unitholders should consult their tax advisers regarding whether an election should be made to include market discount in income as it accrues and as to the amount of interest expense which may not be currently deductible.

The tax basis of a Unitholder with respect to his interest in a Bond is increased by the amount of original issue discount (and market discount, if the Unitholder elects to include market discount, if any, on the Bonds held by a Trust in income as it accrues) thereon properly included in the Unitholder's gross income as determined for Federal income tax purposes and reduced by the amount of any amortized premium which the Unitholder has properly elected to amortize under Section 171 of the Code. A Unitholder's tax basis in his Units will equal his tax basis in his pro rata portion of all of the assets of a Trust.

A Unitholder will recognize taxable capital gain (or loss) when all or part of his pro rata interest in a Bond is disposed of in a taxable transaction for an amount greater (or less) than his tax basis therefor (subject to various non-recognition provisions of the Code). As previously discussed, gain realized on the disposition of the interest of a Unitholder in any Bond deemed to have been acquired with market discount will be treated as ordinary income to the extent the gain does not exceed the amount of accrued market discount not previously taken into income. The holding period for any capital gain or loss arising from the disposition of a Bond by a Trust or the disposition of Units by a Unitholder will be determined by the period of time the Unitholder held his or her Unit and the period of time such Trust held the Bond. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized form property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized form assets held for one year or less are taxed at the same rates as ordinary income.

The Taxpayer Relief Act of 1997 includes other provisions that treat certain other transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts or similar transactions) as constructive sales for purposes of recognition of gain (but not loss). Unitholders should consult their own tax advisers with regard to any such constructive sales rules.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

If the Unitholder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets, including his pro rata portion of all of the Bonds represented by the Unit. This may result in a portion of the gain, if any, on such sale being taxable as ordinary income under the market discount rules (assuming no election was made by the Unitholder to include market discount in income as it accrues) as previously discussed.

A Unitholder who is a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust) will not be subject to United States Federal income taxes, including withholding taxes, on interest income (including any original issue discount) on, or any gain from the sale or other disposition of, his pro rata interest in any Bond or the sale of his Units provided that all of the following conditions are met: (i) the interest income or gain is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case for most securities issued by United States issuers), and the Bond is issued after July 18, 1984, then the foreign investor does not own, directly or indirectly, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and the foreign investor is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the foreign investor (if an individual) is not present in the United States for 183 days or more during his or her taxable year and
(iv) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisers with respect to United States tax consequences of ownership of Units.

It should be noted that certain provisions of the Code eliminate the exemption from United States taxation, including withholding taxes, for certain "contingent interest." The provision applies to interest received after December 31, 1993. No opinion is expressed herein regarding the potential applicability of this provision and whether United States taxation or withholding taxes could be imposed with respect to income derived from the Units as a result thereof. Unitholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Each Unitholder (other than a foreign investor who has properly provided the certifications described above) will be requested to provide the Unitholder's taxpayer identification number to the trustee and to certify that the Unitholder has not been notified that payments to the Unitholder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unitholder, including amounts received upon the redemption of the Units will be subject to back-up withholding.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, as of the Initial Date of Deposit for each Trust, each Trust was not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unitholders under the existing income tax laws of the State and City of New York.

The foregoing discussion relates only to United States Federal and New York State and City income taxes; Unitholders may be subject to foreign, state and local taxation in other jurisdictions (including a foreign investor's country of residence). Unitholders should consult their tax advisers regarding potential state, local, or foreign taxation with respect to the Units.

Public Offering

General. Units are offered at the Public Offering Price. The Public Offering Price is based on the bid prices of the Bonds in the Trust and includes a sales charge of 4.5% of the Public Offering Price (4.712% of the aggregate bid price of the Bonds) plus any accrued interest. Employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and its affiliates and broker/dealers may purchase Units of a Trust without a sales charge in the secondary offering period.

Investors who purchase Units through registered broker/dealers who charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed may purchase Units in the secondary offering period at the Public Offering Price less the concession the Sponsor typically would allow such broker/dealer. See "Public Offering-- Unit Distribution."

Accrued Interest. Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the respective Trust the amount, if any, of accrued interest paid on their Units.

Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is noninterest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds in each Trust.

As indicated above, the price of the Units as of the opening of business on the date of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds an amount equal to 4.712% of such value and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross underwriting profit equal to 4.50% of the Public Offering Price. The Evaluator will appraise or cause to be appraised daily the value of the underlying Bonds as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on days the New York Stock Exchange is open (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) for each day on which any Unit of a Trust is tendered for redemption, and it shall determine the aggregate value of such Trust as of 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on such other days as may be necessary. Such Public Offering Price will be effective for all orders received at or prior to 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on each such day. Orders received by the Trustee, Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

The aggregate price of the Bonds in each Trust has been and will be determined on the basis of bid prices (i) on the basis of current market prices for the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by a Trust; (ii) if such prices are not available for any particular Bonds, on the basis of current market prices for comparable bonds; (iii) by causing the value of the Bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (iv) by any combination of the above.

The Public Offering Price per Unit is based on the bid price per Unit of the Bonds in each Trust plus the applicable sales charge plus accrued interest. The offering price of Bonds in each Trust may be expected to range from 1-3% more than the bid price of such Bonds.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates, if any are requested in writing, representing Units so ordered will be made as soon as possible following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this prospectus at the secondary Public Offering Price in the manner described above. The Sponsor intends to qualify the Units for sale in a number of states. Broker-dealers and other selling agents will be allowed a concession or agency commission in connection with the distribution of Units equal to 3.0% of the Public Offering Price per Unit.

Sponsor Compensation. The Sponsor will receive a gross sales commission equal to 4.50% of the Public Offering Price of the Units (equivalent to 4.712% of the net amount invested), less any reduced sales charge as described under "Public Offering - General." See "Public Offering - Unit Distribution" for information regarding concessions or agency commissions available to broker-dealers and other selling agents.

As stated under "Public Market" below, the Sponsor intends to maintain a secondary market for the Units of the Fund. In so maintaining a market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Bonds in the Trust and includes a sales charge). In addition, the Sponsor will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

At various times the Sponsor may implement programs under which the sales forces of the brokers, dealers, banks and/or others may be eligible to win nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to the brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of a Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unitholders pay for their Units or the amount that a Trust will receive from the Units sold.

Public Market. Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at the bid price of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of a Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may dispose of such Units by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Bonds in the portfolio of a Trust and any accrued interest. The aggregate bid prices of the underlying Bonds in a Trust are expected to be less than the related aggregate offering prices. See "Rights of Unitholders-Redemption of Units." A UNITHOLDER WHO WISHES TO DISPOSE OF HIS UNITS SHOULD INQUIRE OF HIS BROKER AS TO CURRENT MARKET PRICES IN ORDER TO DETERMINE WHETHER THERE IS IN EXISTENCE ANY PRICE IN EXCESS OF THE REDEMPTION PRICE AND, IF SO, THE AMOUNT THEREOF.

Rights of Unitholders

Ownership of Units. Ownership of Units of any Trust will not be evidenced by certificates unless a Unitholder, the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee. Certificates, if issued, will be so noted on the confirmation statement sent to the Unitholder's broker. Non-receipt of such certificate(s) must be reported to the Trustee within one year; otherwise, a 2% surety bond fee will be required for replacement.

Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred. Such signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trusts, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, is credited by the Trustee to the Interest Account of the appropriate Trust. Other receipts are credited to the Principal Account of the appropriate Trust. Interest received by a Trust will be distributed on or shortly after the fifteenth day of each month on a pro rata basis to Unitholders of record as of the preceding record date (which will be the first day of the month). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the applicable record date, and distributions to the Unitholders as of such record date will be made on or shortly after the fifteenth day of such month. Proceeds received from the disposition of any of the Bonds after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.01 per Unit.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to one twelfth of the Unitholders' pro rata share of the estimated net annual unit income in the Interest Account after deducting estimated expenses. Because interest payments are not received by the Trusts at a constant rate throughout the year, such interest distribution may be more or less that the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts (as determined on the basis set forth under "Trust Operating Expenses"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges or extraordinary charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemption of Units by the Trustee.

Reinvestment Option. Unitholders of the Trust may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any mutual fund in the Delaware Investments Family of Mutual Funds which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds."

Each Reinvestment Fund has investment objectives which differ from those of the Trust. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder should obtain a prospectus for the respective Reinvestment Fund by writing to Delaware Distributors, L.P. at 1818 Market Street, Philadelphia,
Pennsylvania 19103 or by phone at 800-362-7500.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the next end of a "business day" as defined in the Reinvestment Fund's prospectus.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions on his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and its investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports Provided. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of the Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders of such Trust upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of such Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of the Bonds), deductions for applicable taxes and for fees and expenses of such Trust, for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchases of Replacement Bonds and for redemptions of Units, if any, reservations made by the Trustee, if any, deductions for payment of applicable taxes, fees and expenses of such Trust and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Bonds in a Trust furnished to it by the Evaluator.

Redemption of Units. A Unitholder who does not dispose of Units in the secondary market described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee, at its unit investment trust office, The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004- 2413 and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $25,000 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the STAMP or such other guarantee program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers. The Trustee's toll-free number for customer assistance is 1-800-682-7520, available 9:00 a.m. to 5:00 p.m. EST any business day.

Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date"). Such redemption shall be made by payment of cash, equivalent to the Redemption Price for such Trust, determined as set forth below as of the evaluation time stated under "Summary of Essential Financial Information" in Part One of this Prospectus next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in the Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Bonds in the appropriate Trust at the time of redemption.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Bonds in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Bonds in a Trust, as of the close of trading on the New York Stock Exchange on days of trading on the New York Stock Exchange (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time) on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in a Trust determined on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such Trust based on the bid prices of the Bonds (including "when issued" contracts, if any) and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust. The Evaluator may determine the value of the Bonds in a Trust by employing any of the methods set forth in "Public Offering-Offering Price."

The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the Bonds represented by the Units so redeemed. As stated above, the Trustee may sell Bonds to cover redemptions. When Bonds are sold, the size of the affected Trust will be, and the diversity may be, reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

Trust Administration

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the date of such notification and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the

Bonds designated by the Sponsor as the Trustee in its sole discretion may deem necessary. The Sponsor, in designating such Bonds, will consider a variety of factors, including (i) interest rates, (ii) market value and (iii) marketability. The Sponsor may direct the Trustee to dispose of Bonds in the event there is a decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Securities would be detrimental to the interest of the Unitholders. The Trustee may, from time to time, retain and pay compensation to the Sponsor (or an affiliate of the Sponsor) to act as agent for the Trusts with respect to selling Bonds from the Trusts. In acting in such capacity, the Sponsor or its affiliate will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (i) the issuer is in default with respect to such Bond or (ii) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by a Trust of any obligations other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (i) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (ii) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of obligations either in addition to or in substitution for any of the Bonds initially deposited in a Trust, except for the substitution of certain refunding obligations for such Bonds, for Replacement Bonds and for subsequent deposits (see "The Fund"). In the event of any amendment requiring the consent of Unitholders, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

A Trust may be terminated at any time by consent of Unitholders representing 66-2/3% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than the minimum value indicated under "Summary of Essential Financial Information" in Part One of the Prospectus. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If the Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser.

The Trust Agreement provides that a Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of a Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates, if any were issued, for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any Bonds then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Bonds in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his or her share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of their reckless disregard of their obligations and duties thereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Sponsor. We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

The First Trust Combined Series

FT Series (formerly known as The First Trust Special Situations Trust)

The First Trust Insured Corporate Trust

The First Trust of Insured Municipal Bonds

The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to the Sponsor and not to the Trust or to any series of the Trust or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

Code of Ethics. The Sponsor and the Trustee have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to a Trust.

Evaluator. Muller Data Corporation serves as Evaluator. The Evaluator may resign or be removed by the Sponsor in which event the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluation. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Unitholder.

Trustee. The Trustee, The Chase Manhattan Bank, with its principal executive offices located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004-2413. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of the Trust.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by a Trust to, every Unitholder. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Rights of Unitholders -Reports Provided"). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Trusts.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a corporation organized under the laws of the United States or any State, be authorized to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Other Matters

Legal Opinions. The legality of the Units offered hereby and certain matters relating to Federal and state tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts. The financial statements of each Trust as of the date presented in Part One of this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given the authority of such firm as experts in accounting and auditing.

                      Description of Bond Ratings*

Standard & Poor's. A brief description of the applicable Standard & Poor's rating symbols and their meanings follows:

A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I    Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA:
Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA:
Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A:
Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:
Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC:
Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his/her own judgment with respect to such likelihood and risk.

_________________

* As published by the ratings companies.

Credit Watch: Credit Watch highlights potential changes in ratings of bonds and other fixed income securities. It focuses on events and trends which place companies and government units under special surveillance by S&P's 180-member analytical staff. These may include mergers, voter referendums, actions by regulatory authorities, or developments gleaned from analytical reviews. Unless otherwise noted, a rating decision will be made within 90 days. Issues appear on Credit Watch where an event, situation, or deviation from trends occurred and needs to be evaluated as to its impact on credit ratings. A listing, however, does not mean a rating change is inevitable. Since S&P continuously monitors all of its ratings, Credit Watch is not intended to include all issues under review. Thus, rating changes will occur without issues appearing on Credit Watch.

Moody's. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa:
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Their safety is so absolute that with the occasional exception of oversupply in a few specific instances, characteristically, their market value is affected solely by money market fluctuations.

Aa:
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Their market value is virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A:
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by economic performance during a sustained period of depressed business conditions, but, during periods of normalcy, A-rated bonds frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

A1 and Baa1:
Bonds which are rated A1 and Baa1 offer the maximum in security within their quality group, can be bought for possible upgrading in quality, and additionally, afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

Baa:
Bonds which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations will move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba:
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B:
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con.(-):
Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch Investors Service, L.P. A brief description of the applicable Fitch rating symbols and their meanings follows:

AAA:
These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:
These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which is very strong, is somewhat less than for AAA-rated securities or more subject to possible change over the term of the issue.

A:
These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:
These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

BB:
These bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

B:
These bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligors ability to pay interest over the life of the issue and repay principal when due.

A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or the Underwriter. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                        ___________________

                     TABLE OF CONTENTS
The Fund                                                  3
Risk Factors                                              4
Estimated Current Return and
     Estimated Long-Term Return                           7
Trust Operating Expenses                                  7
Tax Status                                                8
Public Offering                                          11
Rights of Unitholders                                    13
Trust Administration                                     16
Other Matters                                            19
Description of Bond Ratings                              21

                        ___________________

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                               PROSPECTUS

                   FIRST TRUST UNIT INVESTMENT TRUSTS
                       CORPORATE HIGH YIELD SERIES

                           PROSPECTUS PART TWO
                              June 30, 2000

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent






                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, First Trust Unit Investment Trust, Series 17, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on June 30, 2000.


                           FIRST TRUST UNIT INVESTMENT TRUST,
                              SERIES 17
                                   (Registrant)
                           By  NIKE SECURITIES L.P.
                                   (Depositor)


                           By  Robert M. Porcellino
                               Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

David J. Allen        Sole Director of       )
                      Nike Securities        )
                        Corporation,         ) June 30, 2000
                    the General Partner      )
                  of Nike Securities L.P.    )
                                             )
                                           ) Robert M. Porcellino
                                             ) Attorney-in-Fact**

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 9, 2000 in this Post-Effective Amendment to the Registration Statement and related Prospectus of First Trust Unit Investment Trust Series dated June 28, 2000.



                                        ERNST & YOUNG





Chicago, Illinois
June 27, 2000